SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☑

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Immunomedics, Inc.

(Name of Registrant as Specified In Its Charter)

venBio Select Advisor LLC

Behzad Aghazadeh

Scott Canute

Peter Barton Hutt

Khalid Islam

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act
Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

DATED JANUARY 10, 2017

IMMUNOMEDICS, INC.

__________________________

SUPPLEMENT TO PROXY STATEMENT

OF

VENBIO SELECT ADVISOR LLC

_________________________

PLEASE SIGN, DATE AND MAIL THE GOLD PROXY CARD TODAY

The following supplements and amends the definitive proxy statement, dated December 6, 2016 (the “Proxy Statement”), filed with the Securities and Exchange Commission by venBio Select Advisor LLC (“venBio”, “we”, or “us”), Behzad Aghazadeh (“Dr. Aghazadeh”), and the nominees named in Proposal 1 (the “Nominees” and, together with venBio, the “Participants”), in connection with the solicitation of proxies from the stockholders of Immunomedics, Inc., a Delaware corporation (“Immunomedics” or the “Company”) for the 2016 Annual Meeting of Stockholders of the Company (the “Annual Meeting).

Except as described in this document, the information provided in the Proxy Statement continues to apply and this supplement should be read in conjunction with the Proxy Statement. To the extent the following information differs from, updates or conflicts with information contained in the Proxy Statement, the supplemental information below is more current. If you need another copy of the Proxy Statement, please contact our proxy solicitor, Okapi Partners LLC, toll free at (877) 305-0857 or collect at (212) 297-0720.

Supplemental Disclosures

In a blatant attempt to further entrench themselves and senior management, the Board of Directors of the Company (the “Board”) has changed the date of the Annual Meeting to Thursday, February 16, 2017 at 10:00 a.m. local time and changed the number of directors to be elected at the Annual Meeting to seven. The Board has also set a new record date of January 24, 2016 (the “Record Date”) for determining stockholders entitled to notice of and to vote at the Annual Meeting.

We urge you to sign, date and return the GOLD proxy card “FOR ALL” four of our Nominees to the Board, “AGAINST” Proposal 2, “AGAINST” Proposal 3, and “FOR” Proposal 4.

Based on the Company’s Proxy Statement, the Board is currently composed of seven directors, all of whom will stand for election at the Annual Meeting. If successful in our Proxy Solicitation, the Board will be composed of our four Nominees and the three Company director nominees receiving a majority of the votes cast in favor of his or her election at the Annual Meeting. There is no assurance that any of the Company’s nominees will serve as directors if any or all of our Nominees are elected. If we are successful in this Proxy Solicitation and fewer than three of the Company’s director nominees receive the requisite majority of votes cast or refuse to serve, the Nominees presently intend to decrease the size of the Board to eliminate two vacancies and to conduct a search to fill the remaining vacancy with an independent director. Stockholders who return the gold proxy card will only be able to vote for the four Nominees listed on the card and will not have the opportunity to vote for the three additional seats up for election at the Annual Meeting. You can only vote for the Company’s director nominees by signing and returning a proxy card provided by the Company or by requesting a legal proxy and casting your ballot in person by attending the Annual Meeting.

This proxy solicitation is being made by venBio and the Nominees, and not on behalf of the Board or management of the Company or any other third party. We are not aware of any other matters to be brought before the Annual Meeting other than as described herein. Should other matters be brought before the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion. The enclosed proxy card will not confer the persons named as proxies with any discretionary authority to vote for the three additional director seats up for election.

If you have already voted using the Company’s proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” in the Questions and Answers section of the Proxy Statement.

We urge you to promptly sign, date and return your GOLD proxy card.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Okapi Partners LLC, toll free at (877) 305-0857 or collect at (212) 297-0720.

IMPORTANT

Tell your Board what you think! YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you own. Please give us your proxy “FOR ALL” of the Nominees by taking three steps:

●	SIGNING the enclosed GOLD proxy card,

●	DATING the enclosed GOLD proxy card, and

●	MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares are held in the name of a broker, bank, bank nominee, or other institution, only it can vote your shares and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. You may also vote by signing, dating and returning the enclosed GOLD voting form in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a GOLD proxy card to be issued representing your shares.

After signing the enclosed GOLD proxy card, DO NOT SIGN OR RETURN IMMUNOMEDICS’ PROXY CARD UNLESS YOU INTEND TO CHANGE YOUR VOTE, because only your latest dated proxy card will be counted.

If you have previously signed and returned a proxy card to Immunomedics, you have every right to change your vote. Only your latest dated proxy card will count. You may revoke any proxy card already sent to Immunomedics by signing, dating and mailing the enclosed GOLD proxy card in the postage-paid envelope provided or by voting by telephone or Internet. Any proxy may be revoked at any time prior to the Annual Meeting by delivering a written notice of revocation or a later dated proxy for the Annual Meeting to Okapi or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation.

If you have any questions concerning the Proxy Statement, would like to request additional copies of the Proxy Statement, or need help voting your shares, please contact our proxy solicitor:

PROXY CARD

IMMUNOMEDICS, INC.

Proxy Card for 2016 Annual Meeting of Stockholders

Scheduled for February 16, 2017 (the “Annual Meeting”):

THIS PROXY SOLICITATION IS BEING MADE BY VENBIO SELECT ADVISOR LLC (“VENBIO”) AND THE INDIVIDUALS NAMED IN PROPOSAL 1 (THE “NOMINEES”)

THE BOARD OF DIRECTORS OF IMMUNOMEDICS, INC. IS NOT SOLICITING THIS PROXY

The undersigned appoints Scott Epstein, Bruce Goldfarb, and Eleazer Klein, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Immunomedics, Inc., a Delaware corporation (the “Company”), that the undersigned would be entitled to vote at the Annual Meeting of stockholders of the Company scheduled to be held on Thursday, February 16, 2017, including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority as to any and all other matters that may properly come before the meeting or any adjournment, postponement, or substitution thereof that are unknown to us a reasonable time before this solicitation. We believe that such Annual Meeting will be held at 10:00 A.M. Eastern Time at the Executive Offices of Immunomedics, Inc., located at 300 The American Road, Morris Plains, New Jersey 07950.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to said shares, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting (including any adjournments or postponements thereof).

If this proxy is signed and returned, it will be voted in accordance with your instructions. If you do not specify how the proxy should be voted, this proxy will be voted “FOR ALL” four of the nominees listed in Proposal 1, “AGAINST” Proposal 2, “AGAINST” Proposal 3, and “FOR” Proposal 4. None of the matters currently intended to be acted upon pursuant to this proxy are conditioned on the approval of other matters.

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INSTRUCTIONS: FILL IN VOTING BOXES “©“ IN BLACK OR BLUE INK

We recommend that you vote “FOR ALL” four of the Nominees named below:

Proposal 1 – Election at the Annual Meeting of the four individuals nominated by venBio to serve as directors.

Nominees:	FOR ALL	AGAINST ALL	FOR ALL EXCEPT	ABSTAIN
Behzad Aghazadeh Scott Canute Peter Barton Hutt Khalid Islam	❑	❑	❑	❑

(INSTRUCTIONS: To vote against any individual nominee, mark the “For All Except” box above and write the name of the nominee(s) from which you wish to vote against in the space provided below.)

We recommend that you vote “AGAINST” Proposal 2:
	FOR	AGAINST	ABSTAIN
Proposal 2 – To vote on the Company’s advisory resolution on the compensation of its named executive officers.	❑	❑	❑

We recommend that you vote “AGAINST” Proposal 3:
	FOR	AGAINST	ABSTAIN
Proposal 3 – To approve the amendment and restatement of the Company's certificate of incorporation, as amended, to increase the maximum number of authorized shares of the Company's capital stock.	❑	❑	❑

We recommend that you vote “FOR” Proposal 4:
	FOR	AGAINST	ABSTAIN
Proposal 4 – To ratify the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017.	❑	❑	❑

IN ORDER FOR YOUR PROXY TO BE VALID, IT MUST BE DATED.

Signature (Capacity)	Date

Signature (Joint Owner) (Capacity/Title)	Date

NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners must each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.